AlphaCentric Prime Meridian Income Fund
(the “Fund”)

June 22, 2023

The information in this Supplement amends certain information contained in the Fund’s current Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2023.

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Due to the Fund’s small asset size and limited number of shareholders, the Board of Trustees of the Fund has determined that it is in the best interests of the Fund and its shareholders to apply for the deregistration of the Fund under the Investment Company Act of 1940. When granted, the Fund will operate as a private fund and certain legal protections afforded to shareholders under the Investment Company Act of 1940 will no longer apply.

In connection with these changes to the Fund, the Fund will not accept new investments, effective immediately.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-910-0412, or by writing to the Fund at c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Please retain this Supplement for future reference.